Exhibit 10.2

FIRST MODIFICATION AGREEMENT

THIS FIRST MODIFICATION AGREEMENT (this “Agreement”), effective as of the 4th day of November 2003, is by and between (i) BANK OF AMERICA, N.A., a national banking association (the “Bank”); and (ii) MICROSTRATEGY INCORPORATED, a Delaware corporation, MICROSTRATEGY SERVICES CORPORATION, a Delaware corporation, MICROSTRATEGY MANAGEMENT CORPORATION, a Delaware corporation, MICROSTRATEGY ADMINISTRATION CORPORATION, a Delaware corporation and STRATEGY.COM INCORPORATED, a Delaware corporation (individually and collectively, the “Borrower”).

WITNESSETH THAT:

WHEREAS, the Bank is the owner and holder of that certain Revolving Commercial Note dated May 19, 2003, made by the Borrower and payable to the order of the Bank, in the original principal amount of Ten Million and no/100 Dollars ($10,000,000.00) and bearing interest and being payable in accordance with the terms and conditions therein set forth (the “Note”); and

WHEREAS, the Note is issued pursuant to, and subject to the terms and conditions set forth in, that certain Secured Credit Agreement dated May 19, 2003, between the parties hereto (the “Credit Agreement”); and

WHEREAS, the parties hereto desire to modify the terms of the Credit Agreement.

NOW, THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. The Credit Agreement is hereby modified as follows:

(a) In Section 6.9(f), by replacing “$250,000” with “$500,000”.

(b) In Section 6.12, by deleting the word “and” before clause (v), and by inserting new clauses (vi), (vii) and (viii) after clause (v) and before the proviso, as follows:

(vi) investments, classified in accordance with GAAP as current assets, in money market mutual funds (as defined by Rule 2(a)-7 of the Investment Company Act of 1940) registered under the Investment Company Act of 1940, as amended, which are administered by reputable financial institutions having capital of at least $500,000,000 and which have the highest credit rating by any two of S&P, Moody’s and Fitch Ratings Services; (vii) investments in private placements which (a) seek to preserve principal, (b) maintain a high degree of liquidity, (c) invest in a diversified group of money market instruments and other short-term obligations, in each case which have the highest credit rating by any two of S&P, Moody’s and Fitch Ratings Services, and (d) generally maintain a dollar-weighted average portfolio maturity of 90 days or less, although the average portfolio maturity may extend to 120 days in the event of material redemption activity; and (viii) foreign exchange hedging transactions, to the extent such transactions have an underlying foreign exchange exposure.

2. To the extent that the Borrowers or any of their Subsidiaries failed to comply prior to the date hereof with Section 6.12 of the Credit Agreement, such non-compliance is hereby waived.

3. The Borrower hereby acknowledges and agrees that, as of the effective date hereof, the unpaid principal balance of the Note is $0.00 and that there are no set-offs or defenses against the Note or the Credit Agreement.

4. The parties to this Agreement do not intend that this Agreement be construed as a novation of the Note or the Credit Agreement.

5. Except as hereby expressly modified, the Credit Agreement shall otherwise be unchanged, shall remain in full force and effect, and is hereby expressly approved, ratified and confirmed.

6. This Agreement shall be governed in all respects by the laws of the Commonwealth of Virginia and shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

WITNESS the following signatures and seals.

MICROSTRATEGY INCORPORATED [SEAL]

By:	/s/ ERIC F. BROWN

Name: Eric F. Brown
Title: President & CFO

STRATEGY.COM INCORPORATED [SEAL]

By:	/s/ ERIC F. BROWN

Name: Eric F. Brown
Title: CFO, VP Finance and Treasurer

MICROSTRATEGY SERVICES CORPORATION		[SEAL]

By:	/s/ ERIC F. BROWN

Name: Eric F. Brown
Title: Vice President and Treasurer

MICROSTRATEGY MANAGEMENT CORPORATION		[SEAL]

By:	/s/ ERIC F. BROWN

Name: Eric F. Brown
Title: Treasurer

MICROSTRATEGY ADMINISTRATION CORPORATION		[SEAL]

By:	/s/ ERIC F. BROWN

Name: Eric F. Brown
Title: President & Treasurer

BANK OF AMERICA, N.A.		[SEAL]

By:	/s/ MICHAEL J. LANDINI

Michael J. Landini
Senior Vice President